Filed Pursuant to Rule 497
Registration No. 333-202461

FIRST CAPITAL INVESTMENT CORPORATION
SUPPLEMENT NO. 3 DATED FEBRUARY 10, 2017
TO THE PROSPECTUS DATED APRIL 29, 2016

This document supplements, and should be read in conjunction with our prospectus dated April 29, 2016 (the “Prospectus”), Supplement No. 1 to the Prospectus, dated September 14, 2016 and Supplement No. 2 to the Prospectus, dated December 29, 2016. Unless otherwise defined in this Supplement No. 3, capitalized terms used in this Supplement No. 3 shall have the same meanings as set forth in the Prospectus.

The purpose of this Supplement No. 3 is to reflect the following:

(1)	our new name;
(2)	our Adviser’s new name;
(3)	revisions to our investment strategy;
(4)	the termination of agreements with UMB Bank, N.A. and its affiliates;
(5)	the engagement of Phoenix American Financial Services, Inc. to act as our transfer agent;
(6)	the engagement of Millennium Trust Company, LLC to act as our custodian;
(7)	an update to our Adviser’s investment committee;
(8)	an amendment to our investment advisory and administrative services agreement;
(9)	an update to the Risk Factors section of the Prospectus;
(10)	updated disclosure regarding the anticipated frequency of distributions to stockholders;
(11)	our new plan administrator for our distribution reinvestment plan;
(12)	revised disclosure under the heading, “Supplemental Sales Material”;
(13)	clarification regarding liquidity events;
(14)	an update to the “Additional Information” section; and
(15)	our updated form of subscription agreement.

Company Name Change

On January 6, 2017, we amended our Articles of Amendment and Restatement to change our name from Freedom Capital Corporation to First Capital Investment Corporation. Any reference to “Freedom Capital Corporation” in the Prospectus is hereby replaced with “First Capital Investment Corporation.”

Adviser Name Change

On February 6, 2017, Freedom Capital Investment Advisors LLC, our investment adviser, amended its certificate of formation to change its name to “FCIC Advisors LLC.” Any reference to “Freedom Capital Investment Advisors LLC” in the Prospectus is hereby replaced with “FCIC Advisors LLC” and any reference to “Freedom Capital Investment Advisors” is hereby replaced with “FCIC Advisors.”

Revisions to Our Investment Strategy

The following information replaces in its entirety the first two paragraphs under “Prospectus Summary — First Capital Investment Corporation” on page 1 of the Prospectus:

We are a newly organized, externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the 1940 Act.

As such, we are required to comply with certain regulatory requirements. See “Regulation.” In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Code.

We are managed by Freedom Capital Investment Advisors. Freedom Capital Investment Advisors is not presently registered as an investment adviser due to available exemptions under applicable state law. We expect that Freedom Capital Investment Advisors will register with the SEC as an investment adviser once we achieve assets under management of $25 million or greater. We intend to provide customized financing solutions to small- and middle-market U.S. companies through directly originated loans, equity investments, and to a lesser extent, participating in syndicated transactions. We believe these opportunistic investments will arise due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community.

We intend to make investments by directly sourcing investment opportunities through the origination of loans to small- and middle-market U.S. companies. Such directly originated loans will be structured or made by us and will be privately negotiated directly with the target company without an intermediary. Such opportunities are generally not available to the broader market. Directly originated loans can provide companies with a reliable source of funds for growth, acquisitions, recapitalization and refinancing. We believe that directly originated loans may offer higher returns and more favorable protections than broadly syndicated transactions.

We also intend to make opportunistic equity investments. Through such opportunistic equity investments, we intend to identify and capitalize on market price inefficiencies by investing in equity securities where we believe the value of such securities reflects a lower value than what the fundamentals of the target company represent based on our fundamental analysis of the company and the broader investment market as a whole. We will seek to allocate capital to companies that have been misunderstood or mispriced by the market and where we believe there is an opportunity to earn an attractive return on our investment.

As an example of how our opportunistic investment strategy will be implemented, we will invest according to principles that seek to enhance the economy and security of the United States and its allies. We intend to screen potential investments based upon the Patriotic Responsible Investing principles outlined in this prospectus in the following paragraph. Using subjective analysis, we will determine if a potential investment sufficiently meets the threshold to be an investment according to Patriotic Responsible Investing principles. Once this threshold is met, we will make investments based upon a fundamental financial analysis of each particular investment opportunity.

The following information replaces in its entirety the first paragraph under “Prospectus Summary — Investment Strategy” on page 8 of the Prospectus:

We intend to provide customized financing solutions to small- and middle-market U.S. companies through directly originated loans, equity investments, and to a lesser extent, participating in syndicated transactions. We believe these opportunistic investments will arise due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community.

We intend to make investments by directly sourcing investment opportunities through the origination of loans to small- and middle-market U.S. companies. Such directly originated loans will be structured or made by us and will be privately negotiated directly with the target company without an intermediary. Such opportunities are generally not available to the broader market. Directly originated loans can provide companies with a reliable source of funds for growth, acquisitions, recapitalization and refinancing. We believe that directly originated loans may offer higher returns and more favorable protections than broadly syndicated transactions.

We also intend to make opportunistic equity investments. Through such opportunistic equity investments, we intend to identify and capitalize on market price inefficiencies by investing in equity securities where we believe the value of such securities reflects a lower value than what the fundamentals of the target company represent based on our fundamental analysis of the company and the broader investment market as a whole.

We will seek to allocate capital to companies that have been misunderstood or mispriced by the market and where we believe there is an opportunity to earn an attractive return on our investment.

As an example of how our opportunistic investment strategy will be implemented, we will invest according to principles that seek to enhance the economy and security of the United States and its allies. We intend to screen potential investments based upon the Patriotic Responsible Investing principles outlined in this prospectus. Using subjective analysis, we will determine if a potential investment sufficiently meets the threshold to be an investment according to Patriotic Responsible Investing principles. Once this threshold is met, we will make investments based upon a fundamental financial analysis of each particular investment opportunity.

The following information replaces in its entirety the third and fourth paragraphs under “Discussion of the Company’s Expected Operating Plans — Overview” on page 57 of the Prospectus:

We intend to provide customized financing solutions to small- and middle-market U.S. companies through directly originated loans, equity investments, and to a lesser extent, participating in syndicated transactions. We believe these opportunistic investments will arise due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community.

We intend to make investments by directly sourcing investment opportunities through the origination of loans to small- and middle-market U.S. companies. Such directly originated loans will be structured or made by us and will be privately negotiated directly with the target company without an intermediary. Such opportunities are generally not available to the broader market. Directly originated loans can provide companies with a reliable source of funds for growth, acquisitions, recapitalization and refinancing. We believe that directly originated loans may offer higher returns and more favorable protections than broadly syndicated transactions.

We also intend to make opportunistic equity investments. Through such opportunistic equity investments, we intend to identify and capitalize on market price inefficiencies by investing in equity securities where we believe the value of such securities reflects a lower value than what the fundamentals of the target company represent based on our fundamental analysis of the company and the broader investment market as a whole. We will seek to allocate capital to companies that have been misunderstood or mispriced by the market and where we believe there is an opportunity to earn an attractive return on our investment.

As an example of how our opportunistic investment strategy will be implemented, we will invest according to principles that seek to enhance the economy and security of the United States and its allies. We intend to screen potential investments based upon the Patriotic Responsible Investing principles outlined in this prospectus. Using subjective analysis, we will determine if a potential investment sufficiently meets the threshold to be an investment according to Patriotic Responsible Investing principles. Once this threshold is met, we will make investments based upon a fundamental financial analysis of each particular investment opportunity.

Our investment objectives are to generate current income and long-term capital appreciation. In accordance with the investment strategies outlined in this prospectus, we have identified and intend to focus on the following six investment categories, which we believe will allow us to generate an attractive total return with an acceptable level of risk.

The following information replaces in its entirety the first three paragraphs under “Investment Objectives and Strategy” on page 69 of the Prospectus:

We are a newly organized, externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the 1940 Act. As such, we are required to comply with certain regulatory requirements. See “Regulation.” In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Code.

We are managed by Freedom Capital Investment Advisors. Freedom Capital Investment Advisors is not presently registered as an investment adviser due to available exemptions under applicable state law. We expect that Freedom Capital Investment Advisors will register with the SEC as an investment adviser once we achieve assets under management of $25 million or greater. We intend to provide customized financing solutions to small- and middle-market U.S. companies through directly originated loans, equity investments, and to a lesser extent, participating in syndicated transactions. We believe these opportunistic investments will arise due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community.

We intend to make investments by directly sourcing investment opportunities through the origination of loans to small- and middle-market U.S. companies. Such directly originated loans will be structured or made by us and will be privately negotiated directly with the target company without an intermediary. Such opportunities are generally not available to the broader market. Directly originated loans can provide companies with a reliable source of funds for growth, acquisitions, recapitalization and refinancing. We believe that directly originated loans may offer higher returns and more favorable protections than broadly syndicated transactions.

We also intend to make opportunistic equity investments. Through such opportunistic equity investments, we intend to identify and capitalize on market price inefficiencies by investing in equity securities where we believe the value of such securities reflects a lower value than what the fundamentals of the target company represent based on our fundamental analysis of the company and the broader investment market as a whole. We will seek to allocate capital to companies that have been misunderstood or mispriced by the market and where we believe there is an opportunity to earn an attractive return on our investment.

As an example of how our opportunistic investment strategy will be implemented, we will invest according to principles that seek to enhance the economy and security of the United States and its allies. We intend to screen potential investments based upon the Patriotic Responsible Investing principles outlined in this prospectus in the following paragraph. Using subjective analysis, we will determine if a potential investment sufficiently meets the threshold to be an investment according to Patriotic Responsible Investing principles. Once this threshold is met, we will make investments based upon a fundamental financial analysis of each particular investment opportunity.

Termination of Agreements with UMB Bank, N.A. and its Affiliates

On December 30, 2016, we, UMB Fund Services, Inc. (“UMBFS”) and UMB Bank, N.A. (“UMB”) agreed to terminate the Custody Agreement, dated as of December 19, 2014, between us and UMB (the “Custody Agreement”), the Transfer Agency Agreement, dated as of March 31, 2015, between us and UMBFS (the “Transfer Agency Agreement”) and the Sub-Administration and Fund Accounting Services Agreement between Freedom Capital Investment Advisors LLC, our investment adviser (the “Adviser”) and UMBFS (the “ Administration Agreement,” and together with the Custody Agreement and the Transfer Agency Agreement, the “Engagement”). The termination of the Engagement followed a determination by the parties that the Engagement was no longer mutually beneficial. No termination or other fees are payable in connection with the termination of the Engagement. We do not believe that such termination will have a material adverse impact on our operations or financial condition.

On December 30, 2016, UMB provided notice to us of its intention to terminate the Amended and Restated Escrow Agreement by and among us, UMB, UMBFS and Democracy Funding LLC, our dealer manager, pursuant to its terms, effective on February 28, 2017. The escrow account with UMB will remain in place until the earlier of the date we raise sufficient capital to achieve the minimum offering requirement, as described in the Prospectus, or February 28, 2017. We do not believe that such termination will have a material adverse impact on our operations or financial condition.

Our New Transfer Agent

On December 20, 2016, we entered into a technology and investor services agreement with Phoenix American Financial Services, Inc. (the “Investor Services Agreement”). Under the Investor Services Agreement, Phoenix American Financial Services, Inc., through Phoenix Transfer, Inc., a transfer agent registered with the Securities and Exchange Commission, will provide transfer agent and dividend disbursement services to us, subject to the direction and control of our board of directors. The Investor

Services Agreement has an initial three-year term and will automatically renew for successive three-year terms unless terminated by either party by providing the other party with 180 days’ prior written notice.

The following information replaces in its entirety the third sentence of the fourth full paragraph under “Prospectus Summary — Plan of Distribution” on page 9 of the Prospectus:

Subsequent to satisfying the minimum offering requirement, you should make your check payable to “First Capital Investment Corporation.”

The following information replaces in its entirety the third sentence of the third bullet point under “Prospectus Summary — How to Subscribe” on page 10 of the Prospectus:

Subsequent to satisfying the minimum offering requirement, you should make your check payable to “First Capital Investment Corporation.”

The following information replaces in its entirety the fifth sentence of the sixth full paragraph under “Plan of Distribution” on page 124 of the Prospectus:

Subsequent to satisfying the minimum offering requirement, you should make your check payable to “First Capital Investment Corporation.”

The following information replaces in its entirety the third and fourth sentences under “Custodian, Transfer and Distribution Paying Agent and Registrar” on page 133 of the Prospectus:

Phoenix American Financial Services, Inc. provides transfer agency and distribution paying agency services to us under the Investor Services Agreement. The address of Phoenix American Financial Services, Inc. is Phoenix American Financial Services, Inc., Attention: First Capital Investment Corporation, 2401 Kerner Boulevard, San Rafael, California 94901.

Our New Custodian

We entered into a custodial agreement with Millennium Trust Company, LLC (the “Custody Agreement”), effective as of February 10, 2017. Under the Custody Agreement, Millennium Trust Company, LLC will hold securities, loans, cash, and other assets on our behalf. The Custody Agreement can be terminated by either party upon 90 days’ prior written notice.

The following information replaces in its entirety the first and second sentences under “Custodian, Transfer and Distribution Paying Agent and Registrar” on page 133 of the Prospectus:

Our securities are held under a custody agreement with Millennium Trust Company, LLC. The address of the custodian is: 2001 Spring Road, Suite 700, Oak Brook, Illinois, 60523.

Update to the Adviser’s Investment Committee

The following information replaces in its entirety the first sentence of the first paragraph under “About Freedom Capital Investment Advisors” on page 5 of the Prospectus:

All investment decisions require majority approval of Freedom Capital Investment Advisors’ investment committee, which currently consists of Jeffrey McClure, our President and Chief Executive Officer, Robert F. Amweg, our Chief Financial Officer and Secretary, and Suneet Singal, Chief Executive Officer of First Capital Real Estate Investments, LLC.

The following information replaces in its entirety the first and second sentences under “Q: Who will choose which investments to make?” on page 23 of the Prospectus:

All investment decisions will be made by Freedom Capital Investment Advisors and will require majority approval from the members of its investment committee. Freedom Capital Investment Advisors’ investment committee currently consists of Jeffrey McClure, our President and Chief Executive Officer, Robert F. Amweg, our Chief Financial Officer and Secretary, and Suneet Singal, Chief Executive Officer of First Capital Real Estate Investments, LLC.

The following information replaces in its entirety the first paragraph under “Portfolio Management” on page 89 of the Prospectus:

The management of our investment portfolio will be the responsibility of Freedom Capital Investment Advisors and its investment committee, which currently consists of Jeffrey McClure, our President and Chief Executive Officer, Robert F. Amweg, our Chief Financial Officer and Secretary, and Suneet Singal, Chief Executive Officer of First Capital Real Estate Investments, LLC. Freedom Capital Investment Advisors’ investment committee must receive majority approval from its members for each new investment that we make.

The following information replaces in its entirety the section entitled “Portfolio Management — Investment Personnel” beginning on page 89 of the Prospectus:

Below is biographical information for the members of Freedom Capital Investment Advisors’ investment committee, which currently consists of Jeffrey McClure, Robert F. Amweg and Suneet Singal. Biographical information for Mr. McClure and Mr. Amweg appears under “Management  —  Board of Directors and Executive Officers.”

Suneet Singal. Mr. Singal is the founding principal of First Capital Real Estate Investments, LLC (“FCREI”), which focuses on all aspects of real estate and real estate financing. Mr. Singal began his real estate finance career in 2001 in lending origination before forming FCREI in 2003. In 2006, Mr. Singal acquired and merged with a real estate lending platform, Amerifund Financial, and grew the combined company to over $1 billion a year in originations in both retail and wholesale as a direct lender with business in over 40 states. After the real estate market turn in 2007 – 08, Mr. Singal, through FCREI, mapped over 12 projects in California encompassing the following asset types: industrial, retail, multifamily, senior assisted living, hospitality and mixed use with aggregate values of over $250 million. In addition, Mr. Singal, through FCREI, completed over 19 hospitality acquisitions in the 18 months from August, 2013 to February, 2015, and led the turnaround of 1,500 units of self-storage both totaling over $200 million. In the 12 months from January, 2013 to January, 2014, Mr. Singal, through FCREI, was also able to complete the build out and acquisition of 24 retail units in addition to the build out of multiple quick-service restaurant sites with business and real estate values of over $25 million. Mr. Singal has finance and development experience in multiple asset classes, ranging from residential and commercial retail and wholesale loan origination, underwriting and securitization, and development to the acquisition of raw unentitled land, entitlement completion and map approvals, bond financing, infrastructure build-out and vertical construction, real estate asset rehab, and asset lease-up to stabilization. Mr. Singal holds a Bachelor of Arts degree in Finance from California State University-Sacramento with a concentration in Investments and is a licensed California Mortgage Broker.

The directors, managers, officers and other personnel of Freedom Capital Investment Advisors currently manage no other investment entities.

The table below shows the dollar range of shares of common stock beneficially owned as of December 31, 2016 by each member of the investment committee of Freedom Capital Investment Advisors, based on the initial public offering price of $10.00 per share:

Name of Investment Committee Member	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Jeffrey McClure	$50,001 – $100,000
Robert F. Amweg	None
Suneet Singal	$10,001 – $50,000	(4)

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our portfolio managers is based on an assumed initial public offering price of $10.00 per share.
(3)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.
(4)	Mr. Singal owns a controlling interest in First Capital Real Estate Investments, LLC, which owns a non-controlling interest in Freedom Capital Investment Management LLC, the parent of Freedom Capital Investment Advisors, and a non-controlling interest in Democracy Funding LLC, the dealer manager of our public offering.

Investment Advisory and Administrative Services Agreement

On February 10, 2017, following approval from our board of directors, including a majority of our independent directors, and our stockholders, we amended our investment advisory and administrative services agreement to (i) increase from 1.5% to 2.0% the amount of organization and offering expenses incurred in our offering that will be borne by us and (ii) increase the quarterly and annual hurdle rate from 1.375% and 5.5%, respectively, to 1.75% and 7.0%, that must be met before our Adviser can receive quarterly income incentive fees. In addition, on February 10, 2017, our Adviser executed a letter agreement with the Company pursuant to which our Adviser agreed to waive all capital gains incentive fees earned until such time as the amount of foregone fees equals the aggregate amount of selling commissions, dealer manager fees and organization and offering expenses paid by stockholders in this offering.

The following information replaces in its entirety footnote (3) to the pricing table at the bottom of the cover page of the Prospectus:

(3)	We estimate that we will incur $20,000 of expenses in connection with this offering if the minimum number of shares is sold and approximately $10.0 million of expenses if the maximum number of shares is sold.

The following information replaces in its entirety the paragraph following footnote (3) to the pricing table at the bottom of the cover page of the Prospectus:

Because you will pay a sales load of up to 10.0% and offering expenses of up to 2.0%, if you invest $100 in our shares and pay the full sales load, at least $88.00 but less than $90.00 of your investment will actually be used by us for investments. As a result, based on the initial public offering price of $10.00, you would have to experience a total return on your investment of between 11.0% and 14.0% in order to recover the sales load and expenses. See “Estimated Use of Proceeds” on page 53.

The following information replaces in its entirety the second and third paragraphs under “Prospectus Summary — Advisory Fees” on pages 12 – 13 of the Prospectus:

The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, or the rate of return that must be met before incentive fees are payable to Freedom Capital Investment Advisors, expressed as a rate of return on adjusted capital, as defined in the investment advisory and administrative services agreement, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. As a result, Freedom Capital Investment Advisors will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, Freedom Capital Investment Advisors will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.1875% of adjusted capital, or 8.75% annually. This “catch-up” feature allows Freedom Capital Investment Advisors to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, Freedom Capital Investment Advisors will receive 20.0% of pre-incentive fee net investment income.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

Freedom Capital Investment Advisors has agreed not to receive any incentive fees on capital gains until such time as the amount of capital gains incentive fees that would otherwise be payable to Freedom Capital Investment Advisors equals the total of the selling commissions, dealer manager fees and organization and offering expenses borne by stockholders in this offering measured as of the end of each fiscal year on a cumulative basis. For example, if we raise an aggregate of $250 million in this offering through December 31, 2017, and all shares are sold with selling commissions of 7.0%, a dealer manager fee of 3.0% and organization and offering expenses of

2.0%, stockholders would bear $30 million in selling commissions, dealer manager fees and organization and offering expenses. Freedom Capital Investment Advisors, therefore, would not be eligible to receive any capital gains incentive fees unless we had generated $150 million in realized gains, an amount that would otherwise result in the payment of $30 million in capital gains incentive fees.

Once we generate sufficient realized gains in order to pay capital gains incentive fees, we will accrue for the capital gains incentive fee, which, if earned, will be paid annually. We will accrue the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement that we entered into with Freedom Capital Investment Advisors, the fee payable to Freedom Capital Investment Advisors will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

The following information replaces in its entirety the first table under “Fees and Expenses” on page 18 of the Prospectus:

Expenses (as a percentage of offering price)(1)
Sales load(2)	10.00%
Offering expenses(3)	2.00%
Total stockholder transaction expenses	12.00%

The following information replaces in its entirety footnote (3) to the “Fees and Expenses” table on page 17 of the Prospectus:

Amount reflects estimated offering expenses to be paid by us of up to $2.0 million if we raise $100.0 million in gross proceeds. Under the terms of the investment advisory and administrative services agreement, upon satisfaction of the minimum offering requirement, Freedom Capital Investment Advisors will be entitled to receive 2.0% of gross proceeds raised in our continuous public offering until all offering costs and organization costs funded by Freedom Capital Investment Advisors or its affiliates have been recovered. The organization and offering expense reimbursement consists of costs incurred by Freedom Capital Investment Advisors and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our selected broker-dealers, marketing expenses, salaries and direct expenses of Freedom Capital Investment Advisors’ employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which will include development of marketing materials and presentations, training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by Freedom Capital Investment Advisors or its affiliates. Freedom Capital Investment Advisors will be responsible for the payment of our cumulative organization and offering expenses to the extent they exceed 2.0% of the aggregate proceeds from this offering, without recourse against or reimbursement by us.

The following information replaces in its entirety the second and third paragraphs under footnote (5) to the “Fees and Expenses” table on page 18 of the Prospectus:

The incentive fee will consist of two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%, subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to Freedom Capital Investment Advisors under the investment advisory and administrative services agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows: (i) no incentive fee is payable to Freedom Capital Investment Advisors in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.75%; (ii) 100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) is payable to Freedom Capital Investment Advisors. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.1875%) as the “catch-up.” The “catch-up” provision is intended to provide Freedom Capital Investment Advisors with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.1875% in any calendar quarter; and (iii) 20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to Freedom Capital Investment Advisors once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to Freedom Capital Investment Advisors). Because the example below assumes a 5.0% annual return, as required by the SEC, no subordinated incentive fee on income would be payable in the following twelve months.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

Freedom Capital Investment Advisors has agreed not to receive any incentive fees on capital gains until such time as the amount of capital gains incentive fees that would otherwise be payable to Freedom Capital Investment Advisors equals the total of the selling commissions, dealer manager fees and organization and offering expenses borne by stockholders in this offering measured as of the end of each fiscal year on a cumulative basis.

Once we generate sufficient realized gains in order to pay capital gains incentive fees, we will accrue for the capital gains incentive fee, which, if earned, will be paid annually. We will accrue the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement that we entered into with Freedom Capital Investment Advisors, the fee payable to Freedom Capital Investment Advisors will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized. See “Investment Advisory and Administrative Services Agreement  —  Overview of Freedom Capital Investment Advisors  —  Advisory Fees” for a full explanation of how this incentive fee is calculated.

The following information replaces in its entirety the third row entitled in the “Compensation of the Dealer Manager and the Investment Adviser” table on page 20 of the Prospectus:

Other Organization and Offering Expenses(3)	We reimburse Freedom Capital Investment Advisors for the organization and offering costs it or its affiliates incur on our behalf only to the extent that the reimbursement would not cause the selling commissions, dealer manager fee, accountable due diligence expenses and the other organization and offering expenses borne by us to exceed 15.0% of the gross offering proceeds as the amount of proceeds increases. Based on our current estimate, we estimate that these expenses would be approximately $10.0 million, or 2.0% of the gross offering proceeds, if we use the maximum amount offered.	$10,000,000

The following information replaces in its entirety the middle column in the row entitled “Subordinated incentive fee on income” under “Compensation of the Dealer Manager and the Investment Adviser” on page 21 of the Prospectus:

The subordinated incentive fee on income will be calculated and payable quarterly in arrears, will equal 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, and will be subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.75% per quarter (an annualized hurdle rate of 7.0%).(4) No subordinated incentive fee on income will be payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate of 1.75%, or the quarterly hurdle rate. For any calendar quarter in which pre-incentive fee net investment income is greater than the quarterly hurdle rate, but less than 2.1875% (an annualized rate of 8.75%), the subordinated incentive fee on income will equal the amount of pre-incentive fee net investment income in excess of the quarterly hurdle rate. This fee is referred to as the catch-up(5) and provides an increasing fee, but is in no event greater than 20.0% of the pre-incentive fee net investment income, as the pre-incentive fee net investment income increases from a 1.75% to a 2.1875% quarterly return on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.1875% of adjusted capital, the subordinated incentive fee on income will equal 20.0% of pre-incentive fee net investment income. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of our common stock (including our distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to our share repurchase program.

The following information replaces in its entirety the middle column in the row entitled “Incentive fee on capital gains” under “Compensation of the Dealer Manager and the Investment Adviser” on page 21 of the Prospectus:

An incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

Freedom Capital Investment Advisors has agreed not to receive any incentive fees on capital gains until such time as the amount of capital gains incentive fees that would otherwise be payable to Freedom Capital Investment Advisors equals the total of the selling commissions, dealer manager fees and organization and offering expenses borne by stockholders in this offering measured as of the end of each fiscal year on a cumulative basis. See “Investment Advisory and Administrative Services Agreement — Incentive Fee.”

Once we generate sufficient realized gains in order to pay capital gains incentive fees, we will accrue for the capital gains incentive fee, which, if earned, will be paid annually. We will accrue the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement that we entered into with Freedom Capital Investment Advisors, the fee payable to Freedom Capital Investment Advisors will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

The following information replaces in its entirety footnote (5) to the “Compensation of the Dealer manager and the Investment Adviser” table on page 22 of the Prospectus:

As the quarterly pre-incentive fee net investment income rises from 1.75% to 2.1875%, the “catch-up” feature allows Freedom Capital Investment Advisors to recoup the fees foregone as a result of the existence of the quarterly hurdle rate.

The following information replaces in its entirety the second paragraph under “Discussion of the Company’s Expected Operating Plans — Related Party Transactions” on page 66 of the Prospectus:

The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, or the rate of return that must be met before incentive fees are payable to Freedom Capital Investment Advisors, expressed as a rate of return on adjusted capital, as defined in the investment advisory and administrative services agreement, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

Freedom Capital Investment Advisors has agreed not to receive any incentive fees on capital gains until such time as the amount of capital gains incentive fees that would otherwise be payable to Freedom Capital Investment Advisors equals the total of the selling commissions, dealer manager fees and organization and offering expenses borne by stockholders in this offering measured as of the end of each fiscal year on a cumulative basis.

Once we generate sufficient realized gains in order to pay capital gains incentive fees, we will accrue for the capital gains incentive fee, which, if earned, will be paid annually. We will accrue the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement that we entered into with Freedom Capital Investment Advisors, the fee payable to Freedom Capital Investment Advisors will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

The following information replaces in its entirety the second paragraph under “Management — Compensation of Executive Officers” on page 88 of the Prospectus:

Under the terms of the investment advisory and administrative services agreement, upon satisfaction of the minimum offering requirement, Freedom Capital Investment Advisors will become entitled to receive 2.0% of gross proceeds raised in our continuous public offering until all offering costs and organization costs funded by Freedom Capital Investment Advisors or its affiliates have been recovered.

The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly hurdle rate, or the rate of return that must be met before incentive fees are payable to Freedom Capital Investment Advisors, expressed as a rate of return on adjusted capital for the most recently completed calendar quarter, of 1.75% (7.0% annualized), subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to Freedom Capital Investment Advisors under the investment advisory and administrative services agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	No incentive fee is payable to Freedom Capital Investment Advisors in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.75%;
•	100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) is payable to Freedom Capital Investment Advisors. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.1875%) as the “catch-up.” The “catch-up”

provision is intended to provide Freedom Capital Investment Advisors with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.1875% in any calendar quarter; and
•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to Freedom Capital Investment Advisors once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to Freedom Capital Investment Advisors).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income
(expressed as a percentage of adjusted capital)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

These calculations will be appropriately prorated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the applicable calendar quarter.

For purposes of this fee, “adjusted net capital” means cumulative gross proceeds generated from sales of our common stock (including our distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to our share repurchase program.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

Freedom Capital Investment Advisors has agreed not to receive any incentive fees on capital gains until such time as the amount of capital gains incentive fees that would otherwise be payable to Freedom Capital Investment Advisors equals the total of the selling commissions, dealer manager fees and organization and offering expenses borne by stockholders in this offering measured as of the end of each fiscal year on a cumulative basis. For example, if we raise an aggregate of $250 million in this offering through December 31, 2017, and all shares are sold with selling commissions of 7.0%, a dealer manager fee of 3.0% and organization and offering expenses of 2.0%, stockholders would bear $30 million in selling commissions, dealer manager fees and organization and offering expenses. Freedom Capital Investment Advisors, therefore, would not be eligible to receive any capital gains incentive fees unless we had generated $150 million in realized gains, an amount that would otherwise result in the payment of $30 million in capital gains incentive fees.

Once we generate sufficient realized gains in order to pay capital gains incentive fees, we will accrue for the capital gains incentive fee, which, if earned, will be paid annually. We will accrue the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement that we entered into with Freedom Capital Investment Advisors, the fee payable to Freedom Capital Investment Advisors will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

All percentages are based on average adjusted capital as defined above.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (base management fee + other expenses)) = 0.55%

Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.75%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (base management fee + other expenses)) = 2.05%
Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

100% × (2.05% – 1.75%)
0.3%

Pre-incentive fee net investment income exceeds the hurdle rate but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.3%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (base management fee + other expenses)) = 2.8%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income – 2.1875%))

Catch up = 2.1875% – 1.75%

= 0.4375%

Subordinated incentive fee on income = (100% × 0.4375%) + (20.0% × (2.8% – 2.1875%))

= 0.4375% + (20.0% × 0.6125%)
= 0.4375% + 0.1225%
= 0.56%

Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.56%.

(1)	Represents 7.0% annualized hurdle rate.
(2)	Represents 2.0% annualized base management fee on average monthly gross assets. Examples assume assets are equal to adjusted capital.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide Freedom Capital Investment Advisors with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 2.1875% in any calendar quarter.

The following information is added following “Example 2: Incentive Fee on Capital Gains” on page 94 of the Prospectus:

The following examples assume that Freedom Capital Investment Advisors is eligible to receive capital gains incentive fees. However, Freedom Capital Investment Advisors has agreed not to receive any incentive fees on capital gains until such time as the amount of capital gains incentive fees that would otherwise be payable to Freedom Capital Investment Advisors equals the total of the selling commissions, dealer manager fees and organization and offering expenses borne by stockholders in this offering measured as of the end of each fiscal year on a cumulative basis. For example, if we raise an aggregate of $250 million in this offering through December 31, 2017, and all shares are sold with selling commissions of 7.0%, a dealer manager fee of 3.0% and organization and offering expenses of 2.0%, stockholders would bear $30 million in selling commissions, dealer manager fees and organization and offering expenses. Freedom Capital Investment Advisors, therefore, would not be eligible to receive any capital gains incentive fees unless we had generated $150 million in realized gains, an amount that would otherwise result in the payment of $30 million in capital gains incentive fees.

The following information replaces in its entirety the fourth paragraph under “Plan of Distribution — Compensation of Dealer Manager and Selected Broker-Dealers” on page 126 of the Prospectus:

In addition to the payment of selling commissions and the dealer manager fee, we reimburse the dealer manager and selected broker-dealers for bona fide accountable due diligence expenses supported by detailed itemized invoices. We expect to reimburse up to 0.5% of the gross offering proceeds for accountable due diligence expenses, which are included as part of the reimbursement of organization and offering expenses in an amount up to 2.0% of the gross offering proceeds.

The following information replaces in its entirety the third paragraph under “Plan of Distribution — Compensation of Dealer Manager and Selected Broker-Dealers” on page 127 of the Prospectus:

This offering is being made in compliance with Conduct Rule 2310 of FINRA. Under the rules of FINRA, the maximum compensation from whatever source payable to members of FINRA participating in our offering may not exceed 10% of our gross offering proceeds (excluding proceeds received in connection with the issuance of shares through our distribution reinvestment program). In addition, although our charter permits us to pay reasonable fees and expenses in connection with our continuous public offering, including selling commissions and dealer manager fees, in an amount not to exceed 18% of gross offering proceeds, we have further limited such fees pursuant to the investment advisory and administrative services agreement to 12.0% of gross offering proceeds.

Risk Factors

The following information is hereby added under “Risk Factors — Risks Related to an Investment in Our Common Stock” beginning on page 29 of the Prospectus:

Preferred stock could be issued with rights and preferences that would adversely affect holders of our common stock.

This offering does not include an offering of preferred stock. However, under the terms of our articles of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval, which could potentially adversely affect the interests of existing stockholders. In the event we issue preferred stock, this prospectus will be supplemented accordingly; however, doing so would not require a stockholder vote, unless we seek to issue preferred stock that is convertible into our common stock.

Distributions

The following information replaces in its entirety the first sentence of the first paragraph under “Prospectus Summary — Distributions” on page 15 of the Prospectus:

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a monthly or quarterly basis and pay such distributions on a monthly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met.

The following information replaces in its entirety the first sentence of the first paragraph under “Distributions” on page 54 of the Prospectus:

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a monthly or quarterly basis and pay such distributions on a monthly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met.

The following information replaces in its entirety the first sentence of the second paragraph under “Discussions of the Company’s Expected Operating Plans — RIC Status and Distributions” on page 61 of the Prospectus:

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a monthly or quarterly basis and pay such distributions on a monthly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met.

The following information replaces in its entirety the second sentence of the first paragraph under “Discussions of the Company’s Expected Operating Plans — Critical Accounting Policies — Distributions” on page 65 of the Prospectus:

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a monthly or quarterly basis and pay such distributions on a monthly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met.

The following information replaces in its entirety the first sentence of the first paragraph under “Distribution Reinvestment Plan” on page 105 of the Prospectus:

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a monthly or quarterly basis and pay such distributions on a monthly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met.

Amended and Restated Distribution Reinvestment Plan

Pursuant to the Investor Services Agreement, Phoenix American Financial Services, Inc., our transfer agent, was appointed as the plan administrator of our distribution reinvestment plan. We will pay Phoenix American Financial Services, Inc. fees as plan administrator, and such fees do not materially differ than the fees that were payable to UMBFS as former plan administrator. All other material terms of our distribution reinvestment plan remain unchanged.

The following information replaces in its entirety the second sentence of the second full paragraph under “Distribution Reinvestment Plan” on page 104 of the Prospectus:

If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares of additional stock by notifying Phoenix American Financial Services, Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders.

The following information replaces in its entirety the third sentence of the sixth full paragraph under “Distribution Reinvestment Plan” on page 104 of the Prospectus:

You may terminate your account under the plan by calling the plan administrator at (888) 966-1763.

The following information is hereby added immediately following the sixth full paragraph under “Distribution Reinvestment Plan” on page 104 of the Prospectus:

During each quarter, but in no event later than 30 days after the end of each calendar quarter, our transfer agent will mail and/or make electronically available to each participant in the plan, a statement of account describing, as to such participant, the distributions received during such quarter, the number of shares of our common stock purchased during such quarter, and the per share purchase price for such shares. At least annually, we will include tax information for income earned on shares under the plan on a Form 1099-DIV that is mailed to participants. Any distributions reinvested through the issuance of shares through the plan will increase our gross assets on which the base management fee and the incentive fee are determined and paid under our investment advisory and administrative services agreement.

The following information replaces in its entirety the seventh full paragraph under “Distribution Reinvestment Plan” beginning on page 104 of the Prospectus:

All correspondence concerning the plan should be directed to the plan administrator by mail at Phoenix American Financial Services, Inc., 2401 Kerner Boulevard, San Rafael, California 94901.

Supplemental Sales Material

The second sentence in the first paragraph under the heading “Plan of Distribution — Supplemental Sales Material” is hereby deleted in its entirety.

Clarification Regarding Liquidity Events

The following information is hereby added immediately following the third sentence in the first full paragraph under “Prospectus Summary — First Capital Investment Corporation” on page 3 of the Prospectus:

However, we intend to seek to complete a liquidity event for our stockholders, which may include a listing of our shares on a national securities exchange, within five years following the completion of our offering stage. See “ — Liquidity Strategy” for more information.

The following information is hereby added immediately following the third sentence in the first full paragraph under “Investment Objectives and Strategy” on page 71 of the Prospectus:

However, we intend to seek to complete a liquidity event for our stockholders, which may include a listing of our shares on a national securities exchange, within five years following the completion of our offering stage. See “Liquidity Strategy” for more information.

Update to the “Additional Information” Section

The following information is hereby added immediately following the third sentence in the third full paragraph under “Additional Information” on page 136 of the Prospectus:

The stockholder list will be sent within ten days of receipt by us of the request, and a stockholder requesting a list may be required to pay reasonable costs of duplication. The stockholder list shall be printed in alphabetical order, on white paper and in readily readable type size (in no event smaller than 10-point font).

Updated Form of Subscription Agreement

Attached hereto is our updated form of subscription agreement that supersedes and replaces the form of subscription agreement attached to the Prospectus as Appendix A.

FC F1RST CAPITAL | INVESTMENT CORPORATION

First Capital Investment Corporation accepts investments from individuals or entities with a U.S. Social Security Number or Taxpayer Identification Number and a U.S. address, or from foreign institutions only in accordance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act) and rules there under and only to the extent the identity of such persons and the source of their funds can be reasonably ascertained. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

The undersigned hereby tenders this subscription and applies for the purchase of the dollar amount of shares of common stock (the "Shares") of First Capital Investment Corporation, a Maryland corporation (sometimes referred to herein as the "Company"), set forth below.

Subscription Agreement

1. Investment (Mark initial or additional investment)

Subscription Amount $

☐ Initial Investment ($5,000 minimum) ☐ Additional Investments ($500 minimum)

☐ Wire	Account Name: Phoenix American Financial Services Inc. as Trustee for First Capital Investment Corporation ABA# 121100782 Account# 046411195 Bank Name: Bank of the West Bank Location: Walnut Creek, CA
☐ Check	MAILING ADDRESS FOR ALL SUBSCRIPTIONS: First Capital Investment Corporation c/o Phoenix American Financial Services, Inc. 2401 Kerner Blvd San Rafael, CA 94901

2. Investment Type (Select only one — Mark the appropriate box under brokerage or advisory)

Account #:

☐ Public Offering Price ☐ Net of Commission* ☐ Affiliated, Partner, or Employee

*By a registered representative on his or her own behalf, Bank Trustee, or Bank Fiduciary

Advisory

☐ Wrap Account ☐ RIA

3. Ownership (Select only one) + Please fill out part A of the investor information section (section 4)

SINGLE OWNER+

☐ Individual*
To make a Transfer on Death ("TOD") designation, attach a completed TOD form

MULTIPLE OWNERS+

☐ Community Property
☐ Tenants in Common
☐ Joint Tenants with Rights of Survivorship*
To make a TOD designation, attach a completed TOD form

MINOR ACCOUNT +

☐ UGMA: State of ______
☐ UGMA: State of ______

OTHER ACCOUNT# # Please fill out part A of the Investor Information section (section 4)

☐ Qualified Pension
☐ Corporation
☐ Profit-Sharing
☐ Partnership
☐ C-Corporation
☐ S-Corporation
☐ Government
☐ Trust
☐ Estate
☐ LLC Classified for tax purposes by one of the following
- ☐ Partnership
- ☐ C-Corporation
- ☐ S-Corporation

☐ Other ______

*You can obtain a TOD form by visiting www.fcinvestmentcorp.com. Please attach the pages of the trust or plan document (or corporate resolution) which list the names of the trust or plan, trustees, signatures and date. The First Capital Certification of Investment Powers Form for Trust Accounts may be completed in lieu of providing trust documents. You can obtain this form by visiting www.fcinvestmentcorp.com.

QUALIFIED PLAN ACCOUNT+ + Please complete part A of section 4

☐ Traditional IRA ☐ Roth IRA ☐ Rollover IRA ☐ Simple IRA ☐ SEP ☐ KEOGH ☐ Other ______

CUSTODIAL ARRANGEMENT (Please select custodian)

Name of Custodian(s)

Custodian Phone #

Mailing Address

(street) (city/state) (zip)

To be completed by custodian above

Custodian Tax ID #

Custodian Account #

Custodian Authorization:

4. Investor Information (Please print)

A

Individual Owner/Beneficial Owner (first, middle, last)

SSN	Date of Birth

Joint Owner/Beneficial Owner (first, middle, last)

SSN	Date of Birth

Mailing Address (You must include a permanent street address even if your mailing)	(city/state)	(zip)
Street Address (Leave blank if your street address and mailing address are the same)	(city/state)	(zip)

Phone #	Email Address

Country of Citizenship (If you are not a Resident Alien, please submit Form W-8 BEN)

B

Name of Trust/Corp/Partnership/Other	Tax ID #	Date of Formation	Jurisdiction of Formation

Mailing Address (You must include a permanent street address even if your mailing)	(city/state)	(zip)
Street Address (Leave blank if your street address and mailing address are the same)	(city/state)	(zip)

Trustee	SSN/Tax ID #
Co-Trustee	SSN/Tax ID #

Officer(s), General Partner or Authorized Person(s)

5. Distributions

If this election is not completed, the Company will default to sending the investor's cash distributions by check to his or her address of record provided in section 4 or to the custodian indicated in section 3, as applicable

SINGLE OWNER

- ☐ I choose to participate in the Company's Distribution Reinvestment Plan*
- ☐ I choose to have distributions deposited in a checking, savings or brokerage account. (Complete information below.)
- ☐ I choose to have distributions sent to the address in section 4. (Or section 3 for custodial or brokerage accounts. Cash distributions for custodial and brokerage accounts will be sent to the custodian of record)

*The Company requires that each investor who elects to have his or her distributions reinvested pursuant to the Company's Distribution Reinvestment Plan notify the Company and the broker dealer named in this Subscription Agreement in writing at any time there is a material change in his or her financial condition, including failure to meet the minimum income and net worth standards as imposed by the state in which he or she resides and as set forth in section 6 below.

I authorize the Company or its agent to deposit my distributions to the account indicated below. This authority will remain in force until I notify the Company in writing to cancel it. In the event that the Company deposits funds erroneously into my account, the Company is authorized to debit my account for the amount of the erroneous deposit. I also hereby acknowledge that funds and/or Shares in my account may be subject to applicable abandoned property, escheat or similar laws and may be transferred to the appropriate governmental authority in accordance with such laws, including as a result of account inactivity for the period of time specified in such laws or otherwise. None of the Company, its affiliates, its agents or any other person shall be liable for any property delivered in good faith to a governmental authority pursuant to applicable abandoned property, escheat or similar laws. I acknowledge that distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be made after payment of fees and expenses.

Name of Financial Institution	Account Type	Name on Account

Mailing Address (street)	(city/state)	(zip)

ABA Routing Number	Bank Account Number	For Further Credit Account Name	Account #

Electronic Delivery

☐ I hereby request that First Capital Investment Corporation deliver all communications (including proxy statements, annual and quarterly reports, prospectus supplements, investor communications, account statements*, tax forms and other required reports) to me by sending electronic notifications to the email address I have provided below. I understand that I may revoke my request for electronic delivery at any time by calling 1-877-672-1776.
*Electronic delivery of account statements is not available to investors electing to receive a check by mail.

Owner (initials) ______ Joint Owner (initials) ______

Email Address

6. Investor Representations (Initials required for letters a-d and any state suitability requirement that may apply)

Please carefully read and separately initial each of the representations below. In the case of joint investors, each investor must initial. Except in the case of fiduciary accounts, you may not grant any person power of attorney to make such representations on your behalf. In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplies the funds to purchase the Shares if the donor or grantor is the fiduciary. In order to induce the Company to accept this subscription, I (we) hereby represent and warrant that:

Representation	Owner (initials)	Joint Owner (initials)
a) I (we) have received a Prospectus for the Company relating to the Shares for which I am (we are) subscribing, wherein the terms and conditions of the offering are described	______	______
b) I (we) certify that I (we) have either (1) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (2) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000, or that I (we) meet the higher suitability requirements imposed by my (our) state of primary residence as set forth below and in the Prospectus for the Company relating to the Shares under "Suitability Standards."	______	______
c) I am (we are) purchasing Shares for my (our) own account	______	______
d) I (we) acknowledge that the Shares are not liquid, there is no public market for the Shares, and I (we) may not be able to sell the Shares.	______	______
e) If I am (we are) a resident of **Alabama**, I (we) certify that I (we) have a liquid net worth of at least ten (10) times my (our) investment in this program and its affiliates	______	______
f) If I am (we are) a resident of **California**, my (our) investment in this offering cannot exceed 10% of my (our) net worth (excluding home, furnishings and automobiles). Additionally, the exemption for secondary trading under California Corporations Code Section 25104(h) will not be available to investors, although the other exemptions may be available to cover private sales by the bona fide owner of shares of our common stock for their own account without advertising and without being effected through a broker-dealer in a public offering.	______	______
g) If I am (we are) a resident of **Idaho**, I (we) acknowledge that I (we) have either (1) a gross annual income of at least $85,000 and a liquid net worth of at least $85,000, or (2) a liquid net worth of at least $300,000. Additionally, my (our) total investment in the Company shall not exceed 10% of my (our) liquid net worth. Liquid net worth shall include only cash plus cash equivalents. Cash equivalents include assets which may be convertible to cash within one year.	______	______
h) If I am (we are) a resident of **Iowa**, I (we) acknowledge that I (we) have either (1) a net worth of $100,000 and annual gross income of $70,000, or (2) a net worth of $350,000. Additionally, I (we) may not invest, in the aggregate, more than 10% of my (our) liquid net worth in this and other non-publicly traded direct participation programs. For purposes of this recommendation, "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.	______	______
i) If I am (we are) a resident of **Kansas**, I (we) acknowledge that it is recommended by the Office of the Securities Commissioner that I (we) limit my (our) aggregate investment in Freedom Capital Corporation and other non-traded business development companies to not more than 10% of my (our) liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.	______	______
j) If I am (we are) a resident of **Kentucky**, I (we) shall invest no more than 10% of my (our) liquid net worth in the Company's Shares or the shares of the Company's affiliates' non-publicly traded business development companies. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.	______	______
k) If I am (we are) a resident of **Maine**, I (we) acknowledge that the Maine Office of Securities recommends that my (our) aggregate investment in this offering and similar direct participation programs not exceed 10% of my (our) liquid net worth. For this purpose, "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.	______	______
l) If I am (we are) a resident of **Massachusetts**, I (we) may not invest over 10% of my (our) liquid net worth in this offering and in other illiquid direct participation programs.	______	______
m) If I am (we are) a resident of **Nebraska**, I (we) certify that I (we) have either (a) an annual gross income of at least $100,000 and a net worth of at least $350,000, or (b) a net worth of at least $500,000. In addition, I (we) certify that my (our) aggregate investment in this offering and in the securities of other non-traded business development companies (BDCs) does not exceed 10% of my (our) net worth (exclusive of home, home furnishings, and automobiles). I (we) acknowledge that if I am (we are) an accredited investor within the meaning of the federal securities laws, I am (we are) not subject to the foregoing limitations.	______	______
n) If I am (we are) a resident of **New Jersey**, I (we) certify that I (we) have either (1) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (2) a minimum liquid net worth of $350,000. For these purposes, "liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my (our) investment in the Company, its affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and stat exceed 10% of my (our) liquid net worth.	______	______
o) If I am (we are) a resident of **New Mexico**, I (we) may not invest more than 10% of my (our) liquid net worth in the Company's Shares, shares of the Company's affiliates, and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents, and readily marketable securities.	______	______
p) If I am (we are) a resident of **North Dakota**, I (we) certify that I (we) have a net worth of at least ten times my (our) investment in the Company.	______	______
q) If I am (we are) a resident of **Ohio**, I (we) certify that my (our) aggregate investment in shares of the Company, its affiliates, and in other non-traded Business Development Companies do not exceed ten percent (10%) of my (our) liquid net worth.	______	______
r) **Oklahoma** investors must have either (a) a minimum net worth of at least $100,000 and a minimum annual gross income of $100,000, or (b) a minimum net worth of $250,000. In addition, an Oklahoma investor's investment in this offering may not exceed ten percent (10%) of his or her net worth. For these purposes, "net worth" is exclusive of an investor's home, home furnishings, and automobiles.	______	______
s) If I am (we are) a resident of **Oregon**, I (we) certify that I (we) will limit my (our) investment in the Company and the Company's affiliates to no more than 10% of my (our) net worth. "Liquid net worth" is defined as that portion of an investor's net worth consisting of cash, cash equivalents and readily marketable securities.	______	______
t) If I am (we are) a resident of **Tennessee**, I (we) may not invest more than 10% of my (our) liquid net worth (exclusive of home, home furnishings, and automobiles) in this issuer. In addition, it is recommended that my (our) aggregate investment in this offering and in similar direct participation program investments not exceed 10% of my (our) liquid net worth (exclusive of home, home furnishings and automobiles).	______	______
u) If I am (we are) a resident of **Vermont**, I (we) acknowledge that if I am (we are) an accredited investor, as defined in 17 C.F.R. § 230.501, I (we) may invest freely in this offering. If I am (we are) a non-accredited investor, I (we) may not purchase an amount in this offering that exceeds 10% of my (our) liquid net worth. For these purposes, "liquid net worth" is defined as my (our) total assets (not including home, home furnishings, or automobiles) minus total liabilities.	______	______

7. Important Information (continued) (Rights, Certifications, Authorizations)

Substitute IRS Form W-9 Certification

I (we) declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by the Company in connection with my (our) investment in the Company. Under penalties of perjury, I (we) certify that (1) the number shown in the Investor Social Security Number/Taxpayer Identification Number field in section 4 of this Subscription Agreement is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; (3) I am a U.S. person (including a non-resident alien); and (4) I am exempt from FATCA reporting. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. NOTE: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return

By signing below, you hereby acknowledge receipt of the prospectus of the Company relating to the Shares for which you have subscribed, as supplemented and amended through the date hereof (as so supplemented and amended, the "Prospectus"), not less than five (5) business days prior to the signing of this Subscription Agreement. The Prospectus is available at www.sec.gov. You are encouraged to read the Prospectus carefully before making any investment decisions. You agree that if your subscription is accepted, it will be held, together with the accompanying payment, on the terms described in the Prospectus. You agree that subscriptions may be rejected in whole or in part by the Company at its sole and absolute discretion. You understand that you will receive a confirmation of your purchase, subject to acceptance by the Company, within fifteen (15) days from the date your subscription is received and accepted, and that the sale of Shares pursuant to this Subscription Agreement will not be effective until at lease five (5) business days after the date you have received the Prospectus. Upon the original sale of Shares, you will be admitted as a stockholder no later than the last day of the calendar month following the date your subscription is accepted by the Company. Subsequent subscriptions shall be accepted or rejected by the Company within thirty (30) days of their receipt; if rejected, all funds (without interest) will be returned to you without deduction for any expenses within ten (10) business days from the date the subscription is rejected.

By signing below, you also acknowledge that you have been advised that the assignability and transferability of the Shares is restricted and governed by the terms of the Prospectus; there are risks associated with an investment in the Shares; and you should not invest in the Shares unless you have an adequate means of providing for your current needs and personal contingencies and have no need for liquidity in this investment.

The Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and Social Security/Taxpayer Identification Number. The Company may also ask you to provide other identifying documents. If you do not provide the information, the Company may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. You further agree that the Company may discuss your personal information and your investment in the Shares at any time with your then current financial advisor. If the Company is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Company believes it has identified potentially criminal activity, the Company reserves the right to take action as the Company deems appropriate, which may include closing your account.

By signing below, you also acknowledge that:
An investment in the Shares is not suitable for you if you might need access to the money you invest in the foreseeable future

- You may not have access to the money you invest for an indefinite period of time.
- You should not expect to be able to sell your Shares regardless of how the Company performs.
- The Company does not intend to list the Shares on any securities exchange during or for what may market in the Shares to develop.
- The Company intends to implement a share repurchase program, but only a limited number of Shares will be eligible for repurchase. In addition, any such repurchases will be at a 10% discount to the offering price in effect on the date of repurchase.
- The Company's distributions may also be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that will be subject to repayment to the Company' affiliate, Freedom Capital Investment Advisors, LLC. Significant portions of these distributions may not be based on the Company's investment performance and such waivers and reimbursements by Freedom Capital Investment Advisors, LLC may not continue in the future. If Freedom Capital Investment Advisors, LLC does not agree to reimburse certain of the Company's expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to Freedom Capital Investment Advisors, LLC will reduce the future distributions to which you would otherwise be entitled.

The IRS does not require your consent to any provision of this Subscription Agreement other than the certifications required to avoid backup withholding

Owner or Authorized Person Signature	Joint Owner or Authorized Person Signature
Date (mm/dd/yyyy)	Date (mm/dd/yyyy)

8. Financial Advisor / Investor Representative

The undersigned confirm on behalf of the Broker Dealer, Financial Institution or Registered Investment Adviser that they (i) are registered and/or properly licensed in the state in which the sale of the Shares to the investor executing this Subscription Agreement has been made and that the offering of the Shares is registered for sale in such state; (ii) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (iii) have discussed such investor's prospective purchase of Shares with such investor; (iv) have advised such investor of all pertinent facts with regard to the fundamental risks of the investment, including the lack of liquidity and marketability of the Shares; (v) have delivered a current Prospectus, to such investor; (vi) have reasonable grounds to believe that the investor is purchasing these Shares for his or her own account; (vii) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that the undersigned will obtain and retain records relating to such investor's suitability for a period of six (6) years, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto and that such investor has an understanding of the fundamental risks of the investment, the background and qualifications of the persons managing the Company and the tax consequences of purchasing and owning Shares; and (viii) in the case of a Registered Investment Adviser, that the purchase of Shares is in the best interests of the investor. The undersigned Financial Advisor / Investor Representative or Registered Investment Adviser further represents and certifies that in connection with this subscription for Shares, he or she has complied with and has followed all applicable policies and procedures under his or her firm's existing Anti-Money Laundering Program and Customer Identification Program.

Broker Dealer / Financial Institution Name

Financial Advisor / Investor Representative Name

Mailing Address

(street)	(city/state)	(zip)
Advisor Number	Branch Number	Phone

E-mail Address	Fax

Financial Advisor / Investor Representative Signature	Principal Signature (if applicable)
Date (mm/dd/yyyy)	Date (mm/dd/yyyy)